UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED – JUNE 4, 2008

TIGER RENEWABLE ENERGY LTD.
(Exact name of Registrant as specified in its charter)

NEVADA	000-51388	84-1665042
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

Sino Favour Centre
1 On Yip Street, Suite 1302
Chai Wan, Hong Kong
(Address of principal executive offices)

(514) 402-2538
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01:	Changes in Registrant’s Certifying Accountant.

On May 12, 2009, Tiger Renewable Energy Ltd. (the “Company”) dismissed its independent auditor, Raymond Chabot Grant Thornton LLP and appointed Paritz and Company P.A., as its independent auditor.

During the Company's fiscal year ended January 31, 2008, the opinion of Raymond Chabot Grant Thornton LLP on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: the independent auditor's report of Raymond Chabot Grant Thornton LLP dated May 20, 2008 (for the year ended January 31, 2008) contained "going concern" qualifications. These qualifications questioned the Company’s ability to raise additional funds through either the sale of equity securities or issuance and stressed the absence of any resulting adjustments in the financial statements; thus raising substantial doubts regarding the Company's ability to continue as a going concern. During the Company's two most recent fiscal years, and through the date of their dismissal, there were no disagreements with Raymond Chabot Grant Thornton LLP, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Raymond Chabot Grant Thornton LLP satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.  Paritz and Company P.A. audited the Company’s financial statements for the year ended January 31, 2009.

The Company has provided Raymond Chabot Grant Thornton LLP with a copy of this Amendment prior to its filing with the Securities and Exchange Commission (the "Commission") and has received a letter addressed to the Commission stating that they agree with the statements made by the Company in response to this Item 4.01, attached hereto as Exhibit 16.1.

The decision to change auditors was approved by the Audit Committee of the Company's Board of Directors.

Item 5.01:	Changes in Control of Registrant.

On June 4, 2009, an Affiliate Stock Purchase Agreement (the “Stock Purchase Agreement”) was entered into by and between Gallant Energy International Inc. (“Gallant”), the controlling shareholder of the Company’s common stock and Lara Mac Inc. (“Lara Mac”).  Pursuant to the Stock Purchase Agreement, Gallant has sold all of its 5,000,000 shares of the Company’s common stock to Lara Mac.  As of the date hereof, Lara Mac now owns 25.6% of the Company’s 19,553,375 issued and outstanding shares.

The Gallant transaction with Lara Mac has resulted in a change in control of the largest voting block of the Company effective as of June 4, 2009.  The compensation which Gallant received from Lara Mac consisted of Lara Mac’s agreement to assure the payment of certain obligations of the Company in the amount of $162,139.05 which shall be paid by the Company in due course.  The Company is not a party to the Stock Purchase Agreement.

Pursuant to the Stock Purchase Agreement, certain individuals named by Lara Mac will be appointed as the officers of the Company, as set forth in Item 5.02 herein, replacing the Company’s current officers.  Certain individuals named by Lara Mac will be appointed to the Company’s Board of Directors, as set forth in Item 5.02 herein, to be effective ten (10) days after the filing of Schedule 14f-1 with the U.S. Securities and Exchange Commission.

Item 5.02:	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

Pursuant to the Stock Purchase Agreement described in Item 5.01, above, Robert Clarke has resigned as the Company’s Chief Executive Officer and President, effective as of June 4, 2009.

In addition, each of Mr. Clarke and Mr. Pellerin has resigned from the Company’s Board of Directors effective ten (10) days after the filing of an Information Statement on Schedule 14f-1 with the U.S. Securities and Exchange Commission (as such Information Statement may be amended prior to the expiration of such ten (10) day period, and which amendment thereof shall extend the ten (10) day period therefrom).  Neither Mr. Clarke nor Mr. Pellerin has expressed any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

In addition, on June 4, 2009, the Board appointed the following individuals to serve as officers of the Company:

(i) Mitch Brown, Chief Executive Officer;
(ii) Alex J. Kaminski, Treasurer of the Company;
(iii) Joseph Masselli, President and Chief Operating Officer of the Company; and
(iv) Steve Savage, Assistant Secretary of the Company until the resignation of Mr. Claude Pellerin, whereupon Mr. Savage shall become the Secretary of the Company.

On June 4, 2009, pursuant to the Stock Purchase Agreement, the Board also appointed the following individuals to five vacancies on the Board, effective ten (10) days after the filing of an Information Statement on Schedule 14f-1 with the U.S. Securities and Exchange Commission (as such Information Statement may be amended prior to the expiration of such ten (10) day period, and which amendment thereof shall extend the ten (10) day period therefrom): Mitch Brown, Alex J. Kaminski, Joseph Masselli, Steve Savage and Scott Smith.  No decisions have been made regarding any committees to which these individuals will be appointed.

The following summarizes the business experience of the Company’s new officers and appointees to the Board of Directors:

Mitch Brown, Chief Executive Officer

From 2004 through 2007, Mr. Brown, 44, served as the President of Discount Direct, a marketing company which served various cell phone providers.  From 2007 through the date hereof, Mr. Brown has served as the Chairman and Chief Executive Officer of Cono Italiano Inc., a company which has acquired the North American rights to sell certain food products.

Alex J. Kaminski, Treasurer

Mr. Kaminski, 43, is a Certified Public Accountant.  Since 1989, he has had his own practice.  From 2002 to 2008 he served as the Chief Financial Officer and President of Basik Funding Inc.  Since 2005, he has also served as the President of Homestead Funding Group Inc.

Joseph Masselli, President and Chief Operating Officer

From 2004 through 2008, Mr. Masselli, 44, was the Owner-General Managing Partner of a restaurant/club.  Since 2008, Mr. Masselli has been employed by Cono Italiano Inc., where he leads the Marketing and Public Relations efforts to establish Cono Italiano’s brand.

Steve Savage, Assistant Secretary

For the past 5 years Mr. Savage has served as President and owner of Ocean Consultants Inc. a Real Estate  Investment company. The purpose of the business was to locate, purchase, remodel and market various residential properties.

Scott Smith

Since 1997, Mr. Smith, 41, has served as the owner and manufacturer’s representative for S.J. Smith Distributors Inc.  Since 2002, Mr. Smith has served as the Corporate Sales Manager for Ray Catena Motor Car in Edison, NJ.

Item 5.03:	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board has voted to amend the Company’s By-Laws to include the following Article, which, pursuant to the authorization granted to the Board of Directors to amend the By-Laws, is effective as of June 4, 2009:

XIII                      Inapplicability of Certain Provisions of the Nevada Revised Statutes

The provisions of Sections 78.378 to 78.3793 of the Nevada Revised Statutes shall not apply to this Company, and are inapplicable to any acquisition of the securities hereof.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibits

Exhibit 16.1	Letter of Raymond Chabot Grant Thornton LLP to the Commission, dated as of June 4, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIGER RENEWABLE ENERGY LTD

Date: June 4, 2009	By:	/s/ Claude Pellerin
Name: Claude Pellerin
Title: Secretary